Exhibit 10.1

Name:
Number of Shares of Stock Subject to the SAR:
Base Price Per Share of Stock:
Date of Grant:

SURGERY PARTNERS, INC.
2015 OMNIBUS INCENTIVE PLAN

STOCK-SETTLED STOCK APPRECIATION RIGHT AGREEMENT

This agreement (the “Agreement”) evidences a stock-settled stock appreciation right granted by Surgery Partners, Inc. (the “Company”) to the undersigned (the “Participant”), pursuant to and subject to the terms of the Surgery Partners, Inc. 2015 Omnibus Incentive Plan (as amended from time to time, the “Plan”).

1.                                      Grant of the SAR.  The Company grants to the Participant on the date set forth above (the “Date of Grant”) a stock appreciation right  (the “SAR”) representing a number of shares of Stock set forth above (the “Shares”), on the terms provided herein and in the Plan.  The SAR gives the Participant the conditional right to receive upon exercise, pursuant to and subject to the terms set forth herein and in the Plan, a number of Shares determined by multiplying (a) and (b), and dividing the resulting product by (c), rounded down to the nearest whole Share, where: (a) is the number of Shares subject to the SAR being exercised; (b) is the excess of (i) the fair market value of one Share on the date of exercise, over (ii) the Base Price per Share set forth above; and (c) is the fair market value of one Share on the date of exercise.  The Award, including the number of Shares subject to the SAR and the Base Price per Share, is subject to adjustment pursuant to Section 7 of the Plan in respect of transactions occurring after the date hereof.

2.                                      Meaning of Certain Terms.  Except as otherwise defined herein, all capitalized terms used herein have the same meaning as in the Plan.

3.                                      Vesting; Method of Exercise; Treatment of the SAR upon Cessation of Employment.

(a)                                 Vesting.  As used herein with respect to the SAR or any portion thereof, the term “vest” means to become exercisable and the term “vested” as applied to any outstanding SAR (or any portion thereof) means that the SAR is then exercisable, subject in each case to the terms of the Plan.  The vesting provisions applicable to the SAR are set forth in Exhibit A hereto.

(b)                                 Exercise of the SAR.  No portion of the SAR may be exercised until such portion vests.  Each election to exercise any vested portion of the SAR will be subject to the terms and conditions of the Plan and shall be in writing, signed by the Participant or a permitted transferee, if any (or in such other form as is acceptable to the Administrator).  Each such exercise election must be received by the Company at its principal office or by such other party as the Administrator may prescribe.  In the event that the SAR is exercised by a person other than the Participant, the Company will be under no obligation to deliver the Shares unless and until it is satisfied as to the authority of such person to exercise the SAR and compliance with applicable securities laws.  The latest date on which the SAR or any portion thereof may be exercised will be the 10th anniversary of the Date of Grant (the “Final Exercise Date”).  If the SAR is not exercised by the Final Exercise Date, the SAR or any remaining portion thereof will thereupon immediately terminate.

(c)                                  Treatment of the SAR upon Cessation of Employment.  If the Participant’s Employment ceases, the SAR, to the extent not already vested will be immediately forfeited, and any vested portion of the SAR that is then outstanding will be treated as follows:

(i)                                     Subject to clauses (ii) and (iii) below, the SAR to the extent vested immediately prior to the cessation of the Participant’s Employment will remain exercisable until the earlier of (A) three months following the date of such cessation of Employment, or (B) the Final Exercise Date, and except to the extent previously exercised as permitted by this Section 3(c)(i) will thereupon immediately terminate.

(ii)                                  Subject to clause (iii) below, the SAR, to the extent vested immediately prior to the cessation of the Participant’s Employment due to his or her death or due to the termination of the Participant’s Employment by the Company due to his or her Disability, will remain exercisable until the earlier of (A) one year following the date of such cessation of Employment, or (B) the Final Exercise Date, and except to the extent previously exercised as permitted by this Section 3(c)(ii) will thereupon immediately terminate.

(iii)                               The SAR (whether or not vested) will terminate and be forfeited immediately prior to the cessation of Participant’s  Employment if the Participant’s Employment is terminated for Cause or if the cessation of the Participant’s Employment occurs in circumstances that in the sole determination of the Administrator would have constituted grounds for the Participant’s Employment to be terminated for Cause.

4.                                      Forfeiture; Recovery of Compensation.

(a)                                 The Administrator may cancel, rescind, withhold or otherwise limit or restrict the SAR at any time if the Participant is not in compliance with all applicable provisions of this Agreement and the Plan.

(b)                                 By accepting the SAR, the Participant expressly acknowledges and agrees that his or her rights and those of any permitted transferee of the SAR, under the SAR, including to any Shares acquired under the SAR or proceeds from the disposition thereof, are subject to Section 6(a)(5) of the Plan (including any successor provision).  Nothing in the preceding sentence shall be construed as limiting the general application of Section 8 of this Agreement.

5.                                      Transfer of SAR.  The SAR may not be transferred except as expressly permitted under Section 6(a)(3) of the Plan.

6.                                      Withholding.  The Participant expressly acknowledges and agrees that the Participant’s rights hereunder, including the right to be issued Shares upon exercise, are subject to the Participant promptly paying to the Company in cash (or by such other means as may be acceptable to the Administrator in its discretion) all taxes required to be withheld.  No Shares will be transferred pursuant to the exercise of this SAR unless and until the person exercising this SAR has remitted to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements, or has made other arrangements satisfactory to the Company with respect to such taxes.  The Participant authorizes the Company and its Affiliates to withhold such amounts from any amounts otherwise owed to the Participant, but nothing in this sentence shall be construed as relieving the Participant of any liability for satisfying his or her obligations under the preceding provisions of this Section.

7.                                      Effect on Employment.  Neither the grant of the SAR, nor the issuance of Shares upon exercise of all or a portion of the SAR, will give the Participant any right to be retained in the employ or service of the Company or any of its Affiliates, affect the right of the Company or any of its Affiliates to discharge or discipline such Participant at any time, or affect any right of such Participant to terminate his or her Employment at any time.

8.                                      Provisions of the Plan.  This Agreement is subject in its entirety to the provisions of the Plan, which are incorporated herein by reference.  A copy of the Plan as in effect on the Date of Grant has been furnished to the Participant.  By acceptance of the SAR, the Participant agrees to be bound by the terms of the Plan and this Agreement.  In the event of any conflict between the terms of this Agreement and the Plan, the terms of the Plan shall control.

9.                                      Acknowledgements.  The Participant acknowledges and agrees that (a) this Agreement may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument, (b) this agreement may be executed and exchanged using facsimile, portable document format (PDF) or electronic signature, which, in each case, shall constitute an original signature for all purposes hereunder and (c) such signature by the Company will be binding against the Company and will create a legally binding agreement when this Agreement is countersigned by the Participant.

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IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer.

SURGERY PARTNERS, INC.

By:
Name:
Title:

Dated:

Acknowledged and Agreed:

[Signature Page to Stock Appreciation Right Award Agreement]

Exhibit A